Business Combinations (Puget Energy Only)	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combinations (Puget Energy Only)
Business Combinations (Puget Energy Only)

On February 6, 2009, Puget Holdings completed its merger with Puget Energy.  As a result of the merger, Puget Energy is the direct wholly-owned subsidiary of Puget Equico, which is an indirect wholly-owned subsidiary of Puget Holdings.  After the merger, Puget Energy has 1,000 shares authorized, of which 200 shares have been issued at a par value of $0.01 per share.
At the time of the merger, each issued and outstanding share of common stock of Puget Energy was canceled and converted automatically into the right to receive $30.00 in cash, without interest.  The fair value of consideration transferred was $3.9 billion, including funding by Puget Holdings of $3.0 billion, debt of $0.6 billion issued by Puget Energy and $0.3 billion that was the result of the stepped-up basis of the investors’ previously owned shares.

The table below is the statement of fair value of assets acquired and accrued liabilities assumed as of February 6, 2009 measured in accordance with ASC 805.  There were no adjustments subsequent to the merger transaction date.

(Dollars in Thousands)	Amount
Net utility plant	$6,346,032
Other property and investments	151,913
Goodwill	1,656,513
Current assets	1,259,505
Long-term and regulatory assets	2,497,355
Long-term debt	2,490,544
Current liabilities	2,173,079
Long-term liabilities	3,358,000

The following tables present the fair value adjustments to Puget Energy’s balance sheet and recognition of goodwill in accordance with ASC 805:
ASSETS

(Dollars in Thousands)	February 6, 2009 Increase (Decrease)
Utility plant:
Electric plant	$(2,367,756)
Gas plant	(666,278)
Common plant	(302,015)
Less: Accumulated depreciation and amortization	3,381,095
Net utility plant	45,046
Other property and investments:
Goodwill	1,656,513
Non-utility property	4,250
Total other property and investments	1,660,763
Current assets:
Materials and supplies	13,700
Fuel and gas inventory	(27,561)
Unrealized gain on derivative instruments	3,765
Power contract acquisition adjustment gain	123,975
Deferred income taxes	32,772
Total current assets	146,651
Other long-term and regulatory assets:
Other regulatory assets	145,711
Unrealized gain on derivative instruments	1,359
Regulatory asset related to power contracts	317,800
Power contract acquisition adjustment gain	1,016,225
Other	(17,072)
Total other long-term and regulatory assets	1,464,023
Total assets	$3,316,483
CAPITALIZATION AND LIABILITIES

(Dollars in Thousands)	February 6, 2009 Increase (Decrease)
Capitalization:
Common shareholders’ equity	$1,660,160
Long-term debt	(280,315)
Total capitalization	1,379,845
Current liabilities:
Unrealized loss on derivative instruments	84,603
Current portion of deferred income taxes	171
Power contract acquisition adjustment loss	118,167
Other	42,679
Total current liabilities	245,620
Long-term liabilities and regulatory liabilities:
Deferred income taxes	161,094
Unrealized loss on derivative instruments	50,979
Regulatory liabilities	17,417
Regulatory liabilities related to power contracts	1,140,200
Power contract acquisition adjustment loss	199,633
Other deferred credits	121,695
Total long-term liabilities and regulatory liabilities	1,691,018
Total capitalization and liabilities	$3,316,483

The carrying values of net utility plant and the majority of regulatory assets and liabilities were determined to be stated at fair value at the acquisition date based on a conclusion that individual assets are subject to regulation by the Washington Commission and the FERC.  As a result, the future cash flows associated with the assets are limited to the carrying value plus a return, and management believes that a market participant would not expect to recover any more or less than the carrying value.  Furthermore, management believes that the current rate of return on plant assets is consistent with an amount that market participants would expect.  ASC 805 requires that the beginning balance of fixed depreciable assets be shown net, with no accumulated amortization recorded, at the date of acquisition, consistent with fresh start accounting.
Other property and investments includes the carrying value of the investments in PSE subsidiaries and other non-utility assets adjusted to fair value based on a combination of the income approach, the market based approach and the cost approach.
The fair values of materials and supplies, which included emission allowances, RECs and carbon financial instruments, were established using a variety of approaches to estimate the market price.  The carrying value of fuel inventory was adjusted to its fair value by applying market cost at the date of acquisition.
Energy derivative contracts were reassessed and revalued at the merger date based on forward market prices and forecasted energy requirements.
The fair value assigned to the power contracts was determined using an income approach comparing the contract rate to the market rate for power over the remaining period of the contracts incorporating nonperformance risk.  Management also incorporated certain assumptions related to quantities and market presentation that it believes market participants would make in the valuation.  The fair value of the power contracts will be amortized as the contracts settle.
Other regulatory assets include service contracts which were valued using the income approach comparing the contract rate to the market rate over the remaining period of the contract.
The fair value of leases was determined using the income approach which calculated the favorable/unfavorable leasehold interests as the net present value of the difference between the contract lease rent and market lease rent over the remaining terms of the contracted lease obligation.
The fair value assigned to long-term debt was determined using two different methodologies.  For those securities which were quoted by a third party pricing service based on observable market data, the best indication of fair value was assumed to be the third party’s quoted price.  For those securities for which the third party did not provide regular pricing, the fair value of the debt was estimated by forecasting out all coupon and principal payments and discounting them to the present value at an approximated discount rate based on PSE’s risk of nonperformance as of the merger date.
The merger also triggered a new basis of accounting for Puget Energy’s postretirement benefit plans sponsored by PSE under ASC 805 which required remeasuring plan liabilities without the five year smoothing of market-related asset gains and losses.
For the year ended December 31, 2009, Puget Energy incurred pre-tax merger expenses of $47.1 million primarily related to legal fees, transaction advisory services, new credit facility fees, change of control provisions and real estate excise tax.  Puget Energy’s merger costs in 2009 are not indicative for periods following the acquisition.
One day prior to the merger, PSE defeased its preferred stock in the amount of $1.9 million.  In conjunction with the merger on February 6, 2009, Puget Energy contributed $805.3 million in capital to PSE, of which $779.3 million was used to pay off short-term debt owed by PSE, including $188.0 million in short-term debt outstanding through the PSE Funding accounts receivable securitization program that was terminated upon closing of the merger.  An additional $26.0 million of the capital contribution was used to pay change in control costs associated with the merger.